UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 8, 2010

Sorrento Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52228	33-0344842
(Commission File Number)	(IRS Employer Identification No.)

6042 Cornerstone Ct. West, Suite B

San Diego, CA 92121

(Address of Principal Executive Offices, Including Zip Code)

(858) 210-3700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2010, Sorrento Therapeutics, Inc. (“Sorrento”) entered into a license agreement (the “License Agreement”) with The Scripps Research Institute (“TSRI”). Under the License Agreement, TSRI granted Sorrento an exclusive, worldwide license to certain TSRI patent rights and materials based on quorum sensing for the prevention and treatment of Staphylococcus aureus (Staph) infections, including Methicillin-resistant Staph (MRSA). In consideration for the license, Sorrento issued TSRI a warrant and agreed to pay TSRI a nominal annual royalty, a running royalty based on any sales of licensed products by Sorrento or its affiliates and a royalty for any revenues generated by Sorrento through its sublicense of patent rights and materials licensed from TSRI under the License Agreement. The License Agreement requires Sorrento to indemnify TSRI for certain breaches of the agreement and other matters customary for license agreements. The parties may terminate the License Agreement at any time by mutual agreement. In addition, Sorrento may terminate the License Agreement by giving 60 days notice to TSRI and TSRI may terminate the License Agreement immediately in the event of certain breaches of the agreement by Sorrento or upon Sorrento’s failure to undertake certain activities in furtherance of commercial development goals. Unless terminated by Sorrento or TSRI, the term of the License Agreement will continue until the final expiration of all claims covered by the patent rights licensed by Sorrento under the agreement.

Item 7.01	Regulation FD Disclosure.

On January 11, 2010, Sorrento issued a press release relating to the License Agreement, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Sorrento Therapeutics, Inc. on January 11, 2010.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

Date: January 11, 2010	By:	/s/ ANTONIUS SCHUH, PH.D.
	Name:	Antonius Schuh, Ph.D.
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Sorrento Therapeutics, Inc. on January 11, 2010.